UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2026, Stran & Company, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2026 and providing a business update. The press release also announced that the Company will hold a conference call at 10:00 a.m. Eastern Time on May 13, 2026 to discuss the Company’s financial results for the fiscal quarter ended March 31, 2026, the Company’s corporate progress and other developments. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, contained in the press release are forward-looking statements. Forward-looking statements contained in the press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in the press release include, but are not limited to, the Company’s expectations that 2026 will be a year of sustained, profitable growth; the Company’s belief that the operating leverage demonstrated in the first quarter of 2026 will continue as a growing revenue base is absorbed within its fixed cost structure; expectations regarding enterprise clients engaging more deeply across the Company’s full platform of promotional products, loyalty and incentive programs, e-commerce solutions, and fulfillment services; expectations regarding higher client retention and more durable revenue; the Company’s expectations regarding synergies from its acquired businesses, including the integration and performance of the former Gander Group business within the Company’s Stran Loyalty Solutions, LLC segment; the Company’s confidence in its strategy and outlook for the balance of 2026; and expectations regarding the Company’s financial position, operating performance, market opportunity, and demand for its products and services. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to maintain and grow its revenue and client base; the Company’s ability to achieve or sustain profitability; risks related to the integration and expected synergies from acquired businesses, including the former Gander Group business; the Company’s ability to retain key clients and secure new client engagements; the Company’s dependence on a limited number of significant clients; changes in demand for promotional products, branded merchandise, and loyalty incentive programs; the Company’s ability to manage its growth effectively; the impact of general economic conditions, including inflation, supply chain disruptions, and changes in consumer and corporate spending; increased competition in the promotional products industry; the Company’s ability to attract and retain qualified personnel; the Company’s ability to maintain and enhance its technology platform and e-commerce solutions; risks associated with goodwill and intangible asset impairment; fluctuations in the Company’s quarterly and annual results of operations; cybersecurity risks and the protection of confidential information; and risks related to the Company’s common stock and its listing on the Nasdaq Capital Market. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K and in the Company’s other periodic reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements contained in the press release. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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